                              ____________________

                                      UST
                                 Private Equity
                              Investors Fund, Inc.
                              ____________________

                                 ANNUAL REPORT


                                October 31, 2000

                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholders,

  We are pleased to provide you with the 2000 Annual Report for the UST Private Equity Investors Fund, Inc. (the "Fund").

  Now in its fifth year of existence, the Fund is fully committed, having invested all of the initial capital raised, and is currently in its "harvest" mode. Through December 2000, the Fund anticipates distributing to investors approximately 78% of the investors' original investment. The Fund intends to continue making distributions as they are generated on a regular basis.

  With respect to performance, we measure the Fund's return in two ways. To be consistent with the manner in which nearly all other venture capital and private equity funds measure performance, we use the internal rate of return ("IRR") metric. The IRR measures the performance of the Fund's direct and private fund investments only, excluding the cash portion of the portfolio invested in money market instruments. From inception through the fiscal year ended October 31, 2000, the Fund's IRR on its capital at risk in private equity was 12.0%. We also provide the Fund's total return, including the cash portion of the portfolio and including an imputed reinvestment rate consistent with the Security and Exchange Commission's performance measure methodology. Calculated this way, the Fund achieved a total return of 35.4% for the fiscal year ended October 31, 2000, and it has generated an 8.0% average annualized total return since its commencement of operations on August 1, 1995.

We've chosen to remain diversified--across industry, across stage (although with a late stage bias) and between venture capital and leveraged buyouts. As we reflect on the performance of the Fund, we believe that our "new economy" investments in the technology sectors significantly outperformed our investments in the "old economy" and that our investments in relatively earlier stage companies outperformed our investments in more mature companies. In summary, our venture capital strategy outperformed our "buy and build" buyout strategy.

Direct Investments

Investment Exits

 . Corsair Communications, Inc. (NASDAQ: CAIR), Palo Alto, CA, is a wireless communication infrastructure company providing prepaid cellular handset and fraud detection equipment and software. Corsair completed its initial public offering in July 1997. The Fund has sold all of its shares in Corsair. The Fund realized a return of 1.55x on its $3.3 million investment.

 . Rental Services Corporation (NYSE: RSV), Scottsdale, AZ, is a consolidator of heavy equipment rental businesses. The Fund invested $1 million in January 1996. In September 1996, Rental Services Corp. completed its initial public offering. The Fund sold its position in the company for over $3 million, 3.1x the cost to the Fund.

 . CommSite International, Inc., Vienna, VA, is a provider of wireless towers and construction services. On May 13, 1999, American Tower Corporation (NYSE: AMT) acquired CommSite. The Fund realized its investment cost of $2.7 million from this transaction.

 .  Signius Corporation (formerly known as ProCommunications, Corp.), Somerset,
   NJ, provides telemessaging services for small and medium sized businesses. In March 2000, Signius was sold for a nominal amount.

Investments Held -- Public

 . QuickLogic Corp. (NASDAQ: QUIK), Sunnyvale, CA, designs, manufactures and markets high-capacity programmable logic semiconductors, known as field programmable gate arrays, along with comprehensive design software. The company's products shorten the design cycle for electronic systems, accelerating time-to-market. QuickLogic completed its initial public offering in October 1999. As of October 31, 2000, the Fund sold 345,865 shares of QuickLogic for $7.8 million and held 85,170 shares, which were trading at approximately $8 7/8 per share.

 .  Accrue Software, Inc. (NASDAQ: ACRU), NeoVista Software, Inc., Cupertino,
   CA, develops data mining software applications. Accrue Software acquired NeoVista Software for $140 million of Accrue stock. Accrue is a provider of customer relationship management software. As of October 31, 2000, the Fund had sold 25,000 shares of Accrue for $967,499 and still held 50,197 shares, which were trading at approximately $4 5/8 per share. The Fund had invested $894,132 in NeoVista.

Investments Held -- Private

 . Best Friends Pet Care, Inc., Norwalk, CT, is the largest operator of pet kennels in the United States. The company's facilities offer a wide range of pet services, including boarding, grooming and training. On October 31, 2000 the Fund wrote-down its investment in Best Friends by 50%.

 . LogicVision, Inc., San Jose, CA, is a developer of built-in self testing technologies used in semiconductor design, testing and manufacture. As semiconductors become more complex (i.e. large systems reduced to customized chips), the need to adopt new testing technology becomes critical. LogicVision's customers include Sun Microsystems, Cisco Systems, NCR Corp., Hitachi and Hughes. On August 11, 2000, LogicVision filed a registration statement with the Securities and Exchange Commission relating to a proposed initial public offering of its common stock. Chase H&Q will act as the lead underwriter of the offering. Other managing underwriters of the offering include Robertson Stephens and SG Cowen.

Investments Written-Off

 . AbTox, Inc., Mundelein, IL, manufactured gas plasma sterilizers. The company filed for bankruptcy due to operating problems arising from regulatory issues related to one of its products. The Fund's investment of $2.8 million has been written down to zero. The Fund, alongside several other institutional investors, filed a complaint in New York State Supreme Court against the investment banks involved in the private placement, in or around March 1999, alleging fraud and deceit, fraudulent inducement and negligent misrepresentation. On August 10, 1999, the court dismissed the complaint. On August 31, 2000, the Fund, along with other institutional investors, filed a notice to appeal the court's order. More recently, the Fund and several other investors have been named in an advisory proceeding brought by the company's bankruptcy trustee seeking the return of monies paid to the Fund pursuant to certain senior notes issued by the Fund. While the Fund has written off this investment, we intend to vigorously defend these claims.

 . Cardiopulmonary Corp., Milford, CT, is a manufacturer of a smart ventilator used in the acute and sub-acute hospital market that adapts to patient's changing breathing patterns. The Fund's position has been written-off pursuant to a recapitalization of the company.

 . P2 Holdings Corp. (formerly known as Plynetic Express), San Leandro, CA, was a provider of rapid prototyping and rapid tooling services. The company filed for bankruptcy in 1998. The Fund has written off its $2.8 million investment in the company.

 .  Party Stores Holdings, Inc., Melville, NY, operated the Party Experience,
   Paperama, and Paper Cutter retail stores and filed for bankruptcy in 1998. The Fund has written off its $2.1 million investment in the Company.

Investments in Third-Party Investment Funds

We believe each of our fund investments have largely completed their portfolio construction and are now in harvest mode. We continue to receive meaningful distributions from each of these fund investments. In general, those funds focused on venture capital have outperformed buyout-focused funds.

 .  Allegra Capital Partners III, LP ("Allegra") is a later-stage fund based in
   New York City. Allegra invests primarily in companies in the telecommunications, software and service industries with "Internet-driven" strategies. The Fund has received distributions of Global Crossing common stock from Allegra.

 . Brentwood Associates Buyout Fund II, LP ("Brentwood") is a buyout and consolidation fund based in Westwood, CA. Brentwood's strategy is to identify industries with consolidation characteristics, develop a strategy for implementation and recruit management to execute that strategy. Brentwood recently sold its position in Bell Sports, leading to two cash distributions to the Fund.

 . Bruckmann, Rosser, Sherrill & Co., LP ("BRS") is a leveraged buyout fund based in New York City. The Fund recently received distributions of California Pizza Kitchen common stock, which went public in 2000, from BRS.

 . Morgenthaler Venture Partners IV, LP ("Morgenthaler") is primarily an early stage venture capital fund, investing largely in information technology and healthcare companies, but also investing in buyouts of basic businesses.
   The Fund has received stock distributions of Inktomi, Nortel Networks, CheckFree Holdings, and Guidant, as well as cash distributions from Morgenthaler.

 . Sevin Rosen Fund V, LP ("Sevin Rosen") invests in early-stage technology companies, focusing specifically on companies in communications and eBusiness infrastructure and solutions, as well as companies with Internet-enabled business models. The Fund has received stock distributions of Ciena and Cisco Systems from Sevin Rosen.

 . Vanguard V, LP ("Vanguard") is an early-stage fund investing in information technology and healthcare. The Fund has received from Vanguard stock distributions of Cisco Systems and Cobalt Networks as well as a cash distribution related to Digital Island.

  We continue to seek to maximize the value of this portfolio to our shareholders. Despite the market turbulence, we believe there continue to be opportunities for value creation.

Respectfully submitted,



/s/ David Fann                            /s/ Douglas Lindgren


David Fann                                Douglas Lindgren
President and Chief Executive Officer     Chief Investment Officer

UST Private Equity Investors Fund, Inc.
Portfolio of Investments October 31, 2000

   Principal                                 Acquisition   Coupon   Value (Note
 Amount/Shares                                 Date##    Rate/Yield     1)
 -------------                               ----------- ---------- -----------
 U.S. GOVERNMENT AGENCY OBLIGATIONS -- 22.24%
 $7,000,000    Fannie Mae, 11/02/00 (Cost
               $6,998,750)................                  6.43%*  $ 6,998,750
                                                                    -----------
 PRIVATE INVESTMENT FUNDS #, @ -- 64.84%
               Allegra Capital Partners
               III, LP....................                            3,758,408
               Brentwood Associates Buyout
               Fund II, LP................                            1,429,668
               Bruckmann, Rosser, Sherrill
               & Co., LP..................                            2,258,833
               Morgenthaler Venture
               Partners IV, LP............                            3,441,090
               Sevin Rosen Fund V, LP.....                            4,979,541
               Vanguard V, LP.............                            4,537,126
                                                                    -----------
               TOTAL PRIVATE INVESTMENT
               FUNDS (Cost $9,031,687)....                           20,404,666
                                                                    -----------
 PRIVATE COMPANIES #, @ -- 10.86%
  Common and Preferred Stocks -- 10.86%
   Medical Devices -- 0.00%
  1,590,909    AbTox, Inc., Series F......      03/97                       --
    515,464    +Cardiopulmonary Corp.,          11/96
               Series D...................                                  --
     35,294    +Cardiopulmonary Corp.,          07/98
               Series F...................                                  --
                                                                    -----------
                                                                            --
                                                                    -----------
   Semiconductors -- 5.26%
    294,000    LogicVision, Inc., Series        05/97
               F..........................                            1,355,722
     70,588    LogicVision, Inc., Series        01/00
               I..........................                              299,999
                                                                    -----------
                                                                      1,655,721
                                                                    -----------
   Specialty Retail -- 5.60%
  2,608,696    +Best Friends Pet Care,       12/96-03/97
               Inc., Series F.............                            1,500,000
    583,333    +Best Friends Pet Care,          03/98
               Inc., Series G.............                              175,000
    583,333    +Best Friends Pet Care,          10/99
               Inc., Series H.............                               87,500
                                                                    -----------
                                                                      1,762,500
                                                                    -----------
  Promissory Note -- 0.00%
   Medical Devices -- 0.00%
    301,500    Abtox, Inc.................      03/98      12.00%           --
                                                                    -----------
               TOTAL PRIVATE COMPANIES
               (Cost $10,024,499).........                            3,418,221
                                                                    -----------
 PUBLIC COMPANIES @ -- 3.12%
  Common Stocks -- 3.12%
   Computer Software -- 0.72%
     42,677    Accrue Software, Inc. .....                              197,381
      7,520    #Accrue Software, Inc.,          08/98
               (Lockup Shares)............                               27,824
                                                                    -----------
                                                                        225,205
                                                                    -----------
   Semiconductors -- 2.40%
     85,170    QuickLogic Corp............      11/96                   755,884
                                                                    -----------
               TOTAL PUBLIC COMPANIES
               (Cost $1,189,651)..........                              981,089
                                                                    -----------

                       See Notes to Financial Statements

UST Private Equity Investors Fund, Inc.
Portfolio of Investments October 31, 2000--(continued)

                                                                    Value (Note
  Shares                                                                1)
  ------                                                            -----------
 INVESTMENT COMPANIES -- 3.90%
  647,032 Dreyfus Treasury Cash Management Fund..........           $   647,032
  578,739 Fidelity Cash Portfolio, U.S. Treasury II......               578,739
                                                                    -----------
          TOTAL INVESTMENT COMPANIES (Cost $1,225,771)...             1,225,771
                                                                    -----------
 TOTAL INVESTMENTS (Cost $28,470,358**)...................  104.96%  33,028,497
 OTHER ASSETS & LIABILITIES (NET).........................   (4.96)  (1,559,665)
                                                            ------  -----------
 NET ASSETS...............................................  100.00% $31,468,832
                                                            ======  ===========

--------
*  Discount Rate.
** Aggregate cost for Federal tax and book purposes.
+ At October 31, 2000, the Fund owned 5% or more of the Company's outstanding shares thereby making the Company an affiliate as defined by the Investment Company Act of 1940. Total market value of affiliated securities owned at October 31, 2000 was $1,762,500.
# Restricted as to public resale. Acquired between November 1, 1996 and January 31, 2000. Total cost of restricted securities at October 31, 2000 aggregated $19,145,603. Total market value of restricted securities owned at October 31, 2000 was $23,850,711 or 75.8% of net assets.
##  Required disclosure for restricted securities only.
@  Non-Income Producing Security.

                       See Notes to Financial Statements

UST Private Equity Investors Fund, Inc.
Statement of Assets and Liabilities
October 31, 2000


  ASSETS:
   Investments, at value (Cost $28,470,358) (Note 1)..............  $33,028,497
   Receivable for investments sold................................      225,071
   Interest receivable............................................        5,243
   Prepaid expenses...............................................        4,716
                                                                    -----------
   Total Assets...................................................   33,263,527
  LIABILITIES:
   Incentive fee payable (Note 2).................................    1,106,346
   Deferred incentive fee payable (Note 2)........................      455,814
   Management fees payable (Note 2)...............................       64,155
   Directors' fees payable (Note 2)...............................       66,689
   Administration fees payable (Note 2)...........................       14,567
   Accrued expenses and other payables............................       87,124
                                                                    -----------
   Total Liabilities..............................................    1,794,695
                                                                    -----------
  NET ASSETS......................................................  $31,468,832
                                                                    ===========
  NET ASSETS consist of:
   Undistributed net investment income............................  $   696,749
   Accumulated net realized loss on investments...................     (704,632)
   Net unrealized appreciation of investments.....................    4,558,139
   Allowance for management incentive fee.........................   (1,562,160)
   Par value......................................................          405
   Paid-in capital in excess of par value.........................   28,480,331
                                                                    -----------
  Total Net Assets................................................  $31,468,832
                                                                    ===========
  Shares of Common Stock Outstanding ($0.01 par value, 100,000
  authorized).....................................................       40,463
  NET ASSET VALUE PER SHARE.......................................  $    777.72
                                                                    ===========


                       See Notes to Financial Statements

UST Private Equity Investors Fund, Inc.
Statement of Operations
For the Year Ended October 31, 2000


  INVESTMENT INCOME:
   Interest income...............................................  $   510,857
                                                                   -----------
  EXPENSES:
   Managing investment advisory fees (Note 2)....................      448,241
   Directors' fees and expenses (Note 2).........................       66,689
   Administration fees (Note 2)..................................       58,000
   Legal fees....................................................       57,800
   Audit fees....................................................       33,199
   Miscellaneous expenses........................................       32,286
                                                                   -----------
   Total Expenses................................................      696,215
   Expenses reimbursed by Managing Investment Adviser (Note 2)...     (135,394)
                                                                   -----------
   Net Expenses..................................................      560,821
                                                                   -----------
  NET INVESTMENT LOSS............................................      (49,964)
                                                                   -----------
  NET REALIZED AND UNREALIZED GAIN: (Note 1)
   Net realized gain on investments..............................   11,935,543
   Net change in unrealized appreciation of investments..........    1,408,532
                                                                   -----------
  NET REALIZED AND UNREALIZED GAIN...............................   13,344,075
                                                                   -----------
  Net change in allowance for management incentive fee...........   (1,334,408)
                                                                   -----------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........  $11,959,703
                                                                   ===========


                       See Notes to Financial Statements

UST Private Equity Investors Fund, Inc.
Statement of Changes in Net Assets


                                                      Year Ended October 31,
                                                         2000         1999
                                                      -----------  -----------
  OPERATIONS:
   Net investment loss..............................  $   (49,964) $  (236,810)
   Net realized gain (loss) on investments..........   11,935,543   (2,449,598)
   Net change in unrealized appreciation of
   investments......................................    1,408,532    5,669,810
   Net change in allowance for management incentive
   fee..............................................   (1,334,408)    (227,752)
                                                      -----------  -----------
   Net increase in net assets resulting from
   operations.......................................   11,959,703    2,755,650
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gain................................  (11,207,656)    (367,573)
   In excess of net realized gain...................     (704,632)         --
   Paid-in capital..................................   (8,873,852)         --
                                                      -----------  -----------
   Total Distributions..............................  (20,786,140)    (367,573)
                                                      -----------  -----------
  Net increase (decrease) in net assets.............   (8,826,437)   2,388,077
  NET ASSETS:
   Beginning of year................................   40,295,269   37,907,192
                                                      -----------  -----------
   End of year (including undistributed net
   investment income of $696,749 and $565,764,
   respectively)....................................  $31,468,832  $40,295,269
                                                      ===========  ===========


                       See Notes to Financial Statements

UST Private Equity Investors Fund, Inc.
Statement of Cash Flows
For the Year Ended October 31, 2000


  CASH FLOWS FROM INVESTING AND OPERATING ACTIVITIES:
   Proceeds from Sales of Investments............................. $23,050,959
   Purchases of Investments.......................................  (1,699,403)
   Net Decrease in Short-Term Investments.........................   6,380,398
   Investment Income..............................................     616,072
   Interest Paid..................................................      (5,315)
   Operating Expenses Paid........................................    (565,626)
                                                                   -----------
   Net Cash Provided for Investing and Operating Activities.......  27,777,085
                                                                   -----------
  CASH FLOWS FROM FINANCING ACTIVITIES:
   Distributions Paid............................................. (20,786,140)
   Cash Paid on Borrowings........................................  (7,000,000)
   Other..........................................................       4,062
                                                                   -----------
   Net Cash Used by Financing Activities.......................... (27,782,078)
                                                                   -----------
   Net Decrease in Cash...........................................      (4,993)
  Cash at Beginning of Year.......................................       4,993
                                                                   -----------
  Cash at End of Year............................................. $       --
                                                                   ===========
  Reconciliation of Net Investment Loss to Net Cash Used for
  Investing and Operating Activities:
   Net Investment Loss............................................ $   (49,964)
   Proceeds from Sales of Investments.............................  23,050,959
   Purchases of Investments.......................................  (1,699,403)
   Net Decrease in Short-Term Investments.........................   6,380,398
   Net Decrease in Receivables Related to Operations..............     109,038
   Net Decrease in Payables Related to Operations.................    (336,321)
   Accretion/Amortization of Discounts and Premiums...............     322,378
                                                                   -----------
   Net Cash Provided for Investing and Operating Activities....... $27,777,085
                                                                   ===========


                       See Notes to Financial Statements

UST Private Equity Investors Fund, Inc.
Financial Highlights--Selected Per Share Data and Ratios


  For a Fund share outstanding throughout each period

                                         Year Ended October 31,
                               2000     1999      1998       1997       1996
                              -------  -------  ---------  ---------  ---------
  NET ASSET VALUE, BEGINNING
  OF PERIOD.................  $995.85  $936.84  $1,165.99  $1,055.77  $  992.32
                              -------  -------  ---------  ---------  ---------
  INCOME FROM INVESTMENT
  OPERATIONS
   Net Investment Income
   (Loss)...................    (1.23)   (5.85)     (3.97)      5.35      40.33
   Net Realized and
   Unrealized Gain (Loss) on
   Investments..............   329.79    79.57    (181.64)    144.20      32.84
   Net Change in Allowance
   for Management Incentive
   fee......................   (32.98)   (5.63)      3.01      (2.91)     (0.10)
                              -------  -------  ---------  ---------  ---------
   Total from Investment
   Operations...............   295.58    68.09    (182.60)    146.64      73.07
                              -------  -------  ---------  ---------  ---------
  DISTRIBUTIONS
   Net Investment Income....    --       --        --         (35.34)     (9.62)
   Net Realized Gain........  (276.99)   (9.08)    (46.55)     (1.08)    --
   In Excess of Net Realized
   Gain.....................   (17.41)   --        --         --         --
   Paid-in Capital..........  (219.31)   --        --         --         --
                              -------  -------  ---------  ---------  ---------
   Total Distributions......  (513.71)   (9.08)    (46.55)    (36.42)     (9.62)
                              -------  -------  ---------  ---------  ---------
  NET ASSET VALUE, END OF
  PERIOD....................  $777.72  $995.85  $  936.84  $1,165.99  $1,055.77
                              =======  =======  =========  =========  =========
  TOTAL NET ASSET VALUE
  RETURN+...................    35.41%    7.33%   (16.22)%     14.37%      7.41%
                              =======  =======  =========  =========  =========
  RATIOS AND SUPPLEMENTAL
  DATA
   Net Assets, End of Period
   (Thousands)..............  $31,469  $40,295  $  37,907  $  47,179  $  42,720
   Ratio of Net Operating
   Expenses to Average Net
   Assets...................     1.54%    1.62%      1.77%      1.65%      1.00%
   Ratio of Gross Operating
   Expenses to Average Net
   Assets++.................     1.92%    2.01%      1.95%      2.02%      1.56%
   Ratio of Net Investment
   Income (Loss) to Average
   Net Assets...............   (0.14)%  (0.64)%    (0.39)%      0.48%      3.96%
   Interest Expense Ratio...     0.01%    0.04%      0.09%       N/A        N/A
   Portfolio Turnover Rate..        5%      10%        11%        44%        10%

+ Total investment return based on per share net asset value reflects the effects of changes in net asset value based on the performance of the Fund during the period, and assumes dividends and distributions, if any, were reinvested. The Fund's shares were issued in a private placement and are not traded, therefore market value total investment return is not calculated.
++ Expense ratio before waiver of fees and reimbursement of expenses by adviser.

                       See Notes to Financial Statements

                    UST PRIVATE EQUITY INVESTORS FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

  UST Private Equity Investors Fund, Inc. ("the Fund") was incorporated under the laws of the State of Maryland on September 16, 1994, and is a non-diversified, closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended.

  The following is a summary of the Fund's significant accounting policies. Such policies are in conformity with generally accepted accounting principles for investment companies and are consistently followed in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

  (a) Portfolio valuation:

    The Fund values portfolio securities quarterly and at other such times, as in the Board of Directors' view, as circumstances warrant. Investments in securities that are traded on a recognized stock exchange or on the national securities market are valued at the last sale price for such securities on the valuation date. Short-term debt instruments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Direct equity investments that are the same class as a class of stock that is registered and publicly traded, but are subject to regulatory holding periods or other restrictions, are valued based upon the last sales price of the unrestricted stock on the securities exchange on which such securities are primarily traded, less a liquidity discount determined by the Investment Adviser. Direct equity investments for which market quotations are not readily available are carried at fair value as determined in good faith by the Investment Adviser after considering certain pertinent factors, including the cost of the investment, developments since the acquisition of the investment, comparisons to similar publicly traded investments, subsequent purchases of the same investment by other investors, the current financial position and operating results of the issuer and such other factors as may be deemed relevant. Investments in limited partnerships are carried at fair value as determined by the Investment Adviser. In establishing the fair value of investments in other partnerships, the Investment Adviser takes into consideration information received from those partnerships, including their financial statements and the fair value established by the general partner of the investee partnership.

    At October 31, 2000, market quotations were not readily available for securities valued at $23,822,887. Such securities were valued by the Investment Adviser, under the supervision of the Board of Directors. Because of the inherent uncertainty of valuation, the estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

  (b) Security transactions and investment income:

    Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and discounts on investments, is earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

  (c) Repurchase agreements:

    The Fund enters into agreements to purchase securities and to resell them at a future date. It is the Fund's policy to take custody of securities purchased and to ensure that the market value of the collateral including accrued interest is sufficient to protect the Fund from losses incurred in the event the counterparty does not repurchase the securities. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

  (d) Federal income taxes:

    It is the policy of the Fund to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code and distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

    Dividends from net investment income are declared and paid at least annually. Any net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders at least annually. Dividends and distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. During the current year, permanent differences, primarily due to net operating losses, resulted in increases in undistributed net investment income and accumulated net realized gain on investments and a corresponding decrease in paid-in capital. The reclassification had no effect on net assets.

    At October 31, 2000, the tax basis of the Fund's investments for Federal income tax purposes amounted to $28,470,358. The net unrealized appreciation amounted to $4,558,139, which is comprised of gross unrealized appreciation of $11,642,303 and aggregate gross unrealized depreciation of $7,084,164.

2. Investment Advisory Fee, Administration Fee, and Related Party Transactions

  Pursuant to an Investment Management Agreement ("Agreement"), United States Trust Company of New York ("U.S. Trust") serves as the Managing Investment Adviser to the Fund. Under the Agreement, for the services provided, U.S. Trust is entitled to receive a fee, at the annual rate of 1.50% of the net assets of the Fund, determined as of the end of each fiscal quarter, that are invested or committed to be invested in Portfolio Companies or Private Funds and equal to an annual rate of 0.50% of the net assets of the Fund, determined as of the end of each fiscal quarter, that are invested in short-term investments and are not committed to Portfolio Companies or Private Funds.

  In addition to the management fee, the Fund has agreed to pay U.S. Trust an incentive fee in an amount equal to 10% of the cumulative realized capital gains (net of realized capital losses and unrealized net capital depreciation), less the aggregate amount of incentive fee payments in prior years. If the amount of the incentive fee in any year is a negative number, or cumulative net realized gains less net unrealized capital depreciation at the end of any year is less than such amount calculated at the end of the previous year, U.S. Trust will be required to repay the Fund all or a portion of the incentive fee previously paid.

  U.S. Trust is a state-chartered bank and trust company and a member bank of the Federal Reserve System and is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company. U.S. Trust Corporation is a wholly-owned subsidiary of the Charles Schwab Corporation.

  Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, (the "Administrator") provides administrative services to the Fund. For the services provided to the Fund, the Administrator is entitled to an annual fee of $58,000, which is paid quarterly.

  U.S. Trust has voluntarily agreed to waive or reimburse other operating expenses of the Fund, exclusive of management fees, to the extent they exceed 0.42% of the Fund's net assets, and U.S. Trust will waive or reimburse, exclusive of management fees, all such expenses with respect to that portion of the Fund's net assets, determined as of the end of each fiscal quarter, that is invested in short-term investments.

  Each Director of the Fund receives an annual fee of $9,000, plus a meeting fee of $1,500 for each meeting attended, and is reimbursed for expenses incurred for attending meetings. No person who is an officer, director or employee of U.S. Trust, or of any parent or subsidiary thereof, who serves as an officer, director or employee of the Fund receives any compensation from the Fund.

3. Purchases and Sales of Securities

  The Fund's purchases and sales of securities, excluding short-term investments, for the year ended October 31, 2000, aggregated $1,699,403 and $21,312,360, respectively.

4. Transactions with Affiliated Companies

  An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. The Fund did not receive dividend or interest income from affiliated companies during the period. There were no transactions with companies which are or were affiliates during the period.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Shareholders and Board of Directors
UST Private Equity Investors Fund, Inc.

  We have audited the accompanying statement of assets and liabilities of UST Private Equity Investors Fund, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 2000, the related statement of operations and statement of cash flows for the year then ended, the statement of changes in net assets for each of the two years then ended and the financial highlights for each of the indicated periods. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2000 by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the UST Private Equity Investors Fund, Inc. at October 31, 2000, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years then ended and the financial highlights for each of the indicated periods in conformity with accounting principles generally accepted in the United States.

                                          /s/ Ernst & Young LLP

New York, New York
December 15, 2000

--------------------------------------------------------------------------------

                   Federal Income Tax Information (Unaudited)

  In order to meet certain requirements of the Internal Revenue Code we are advising you that of the $20,786,140 distributions paid by the Fund during the fiscal year October 31, 2000, $11,912,288 is from long-term capital gains, and $8,873,852 is from paid-in capital.

  The percentage of income earned from direct treasury obligations was 0.00% for the Fund.

  Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV, which will be sent to you separately in January 2001.

                          OTHER BUSINESS (UNAUDITED)

  The Annual Meeting of Shareholders of the Company was held at the offices of United States Trust Company 114 West 47th Street, New York, New York 10036 on July 18, 2000, at 10:00 a.m. (New York time) (the "Meeting"). Of the 40,463 shares outstanding as of April 24, 2000, the record date for the Meeting, 22,961 were present or represented by proxy at the Meeting. The shareholders of the Company approved the following matters: (i) to elect each of Mr. Bernstein, Mr. Hover, Mr. Murphy and Mr. Imbimbo as directors of the Company,
(ii) to approve or disapprove a new investment advisory agreement among the Company, United States Trust Company of New York and U.S. Trust Company, (iii) to approve and ratify or disapprove and reject the payments previously made to United States Trust Company of New York and U.S. Trust Company pursuant to the investment advisory agreement and the Board of Directors' determinations with respect thereto, and (iv) to ratify or reject the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending October 31, 2000. The results of the voting for each of these proposals were as follows:

1. Election of Directors:

                                                                For    Withheld
-------------------------------------------------------------------------------
John C. Hover II............................................... 22,545      416
Gene M. Bernstein.............................................. 22,545      416
Stephen V. Murphy.............................................. 22,520      441
Victor F. Imbimbo, Jr.......................................... 22,545      416

2. To approve the new investment advisory agreement:

For: 22,667
Against: 267
Abstain: 27

3. To approve and ratify payments previously made to United States Trust Company of New York and U.S. Trust Company, etc.:

For: 21,985
Against: 348
Abstain: 628

4. To ratify Ernst & Young LLP as independent auditors for the fiscal year ending October 31, 2000:

For: 22,747
Against: 187
Abstain: 27